UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 23, 2017, Minerals Technologies Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting the appointment of Matthew E. Garth as Senior Vice President, Finance and Treasury, and Chief Financial Officer of the Company.  This Form 8-K/A amends the Original Form 8-K to disclose the entry by Mr. Garth into an employment agreement and change-in-control severance agreement with the Company in connection with his appointment.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2017, Mr. Garth and the Company entered into an Employment Agreement.  The initial term of the Employment Agreement expires on July 31, 2018 and renews for successive one-month terms if not otherwise terminated.  Pursuant to the Employment Agreement, Mr. Garth will receive an annual salary of not less than $450,000, as previously reported, and the Company will also provide all benefit plans and other fringe benefits available to similarly situated executives in accordance with their respective terms. The terms of the Employment Agreement are the Company's standard form of executive employment agreement, the full text of which is filed as Exhibit 10.6 to the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and is incorporated by reference herein.

On February 15, 2017, Mr. Garth also entered into a change-in-control severance agreement with the Company.  Under the severance agreement, if, following a change in control, Mr. Garth is terminated by the Company for any reason, other than for disability, death, retirement or for Cause (as defined in the agreement), or if Mr. Garth terminates his or her employment for Good Reason (as defined in the agreement), then Mr. Garth is entitled to a severance payment of three times the sum of (1) the greater of his base salary in effect immediately prior to the change in control or his base salary in effect immediately prior to the date of termination and (2) the greater of his target cash annual incentive compensation immediately prior to the change in control or his target cash annual incentive compensation immediately prior to the date of termination. The terms of the severance agreement are otherwise the Company's standard form of severance agreement, the full text of which is filed as Exhibit 10.8 to the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel,
Human Resources, Secretary and Chief
Compliance Officer

Date: February 17, 2017